UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                           FORM 8-K

          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report:  December 22, 2005
               (Date of earliest event reported)


                    COGNITRONICS CORPORATION
     (Exact name of registrant as specified in its charter)


     New York             1-8496            13-1953544
(State of            (Commission           (IRS employer
Incorporation)       File Number)         Identification No.)



    3 Corporate Drive, Danbury, CT             06810
(Address of principal executive offices)    (Zip Code)




                          203 830-3400
                 (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










Item 1.01. Entry into a Material Definitive Agreement

      On December 22, 2005, the Company, Garrett Sullivan and Silbury 307 Limited ("Silbury") entered into the Share Sale Agreement, under which the Company sold the outstanding shares of its wholly owned subsidiary, Dacon Electronics, PLC ("Dacon") to Silbury, in an arms length transaction, for the payment of $150,000 in cash and a note in the principal amount of $150,000. Dacon is located in the United Kingdom and distributes equipment primarily used in contact centers. In addition to cash, accounts receivable and inventory, it owns a lease on building and certain office equipment.
The transaction also closed on December 22, 2005. The Company does not expect a material charge or income to be recorded in the current quarter.
 	Mr. Roy A. Strutt, the Company's former Vice President of European Operations and the Managing director of Dacon is the sole shareholder of Silbury.

Item 2.01 Completion of Acquisition or Disposition of Assets

	See Item 1.01



Item 9.01. Financial Statements and Exhibits

     (b) Pro Forma financial information

Pro forma assets and liabilities of Dacon Electronics Plc (in thousands):

                                     September 30    December 31,
                                    2005       2004     2005
                                    ----       ----     ----
  Cash                            $  182     $  614   $  657
  Accounts receivable, net         1,127        729      702
  Other current assets               580        708      866
  Fixed assets, net                   94        116       76
  Goodwill, net                      319        319      319
  Asset Impairment write-off        (319)
                                  ------     ------   ------
    Total assets                  $1,983     $2,486   $2,301
                                  ======     ======   ======


Liabilities
  Accounts payable               $  743     $  262   $  553
  Other current liabilities         592        466      205
  Deferred revenue                  285        160      171
                                 ------     ------   ------
    Total liabilities            $1,620     $  888   $  929
                                 ======     ======   ======

Summary pro forma results of Dacon Electronics Plc for the nine months ended September 30, 2005 and for the years ended December 31, 2004 and 2003 are as follows (in thousands):

                            Nine Months Ended     Year Ended December 31,
                            September 30, 2005       2004       2003
                            ------------------       ----       ----

Revenue                             $2,942         $5,526     $5,161
                                    ======         ======     ======
Operating expense                   $3,922         $5,739     $5,229
                                    ======         ======     ======
Loss from operations                $ (980)        $ (213)    $  (68)
                                    ======         ======     ======


	(c)      Exhibits

        The following exhibits are furnished as part of this report on Form 8K:

2.1 Share Sale Agreement, dated as of December 22, 2005, among Cognitronics Corporation, Garrett Sullivan and Silbury 307 Limited.






				SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on December 27, 2005.

                                            Cognitronics Corporation
                                                  REGISTRANT

                                            by:/S/Garrett Sullivan
                                               -------------------
                                               Garrett Sullivan,
                                               Treasurer And Chief
                                               Financial Officer